                      [LOGO]

   THE FOREIGN & COLONIAL
   EMERGING MIDDLE EAST FUND, INC.

      SEMI-ANNUAL REPORT
      APRIL 30, 2000

      [LOGO]

FOREIGN & COLONIAL EMERGING MARKETS LIMITED

GENERAL INFORMATION

THE FUND

The Foreign & Colonial Emerging Middle East Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). Its investment objective is long-term capital appreciation through investments primarily in equity securities of Middle East issuers. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of emerging Middle East issuers, with an investment of at least 25% but not more than 40% of its total assets in securities of issuers in the banking industry. The balance of the Fund's assets are invested in equity and corporate debt securities of other Middle East issuers and sovereign debt obligations of Middle East countries.

THE INVESTMENT ADVISER

Foreign & Colonial Emerging Markets Limited ("FCEM" or the "Investment Adviser"), an indirect wholly-owned subsidiary of Foreign & Colonial Management Ltd., is the Fund's investment adviser.

STOCKHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the NYSE Composite Transactions section of major newspapers under the designation "ForClE" or "ForegnColon". The Fund's NYSE trading symbol is "EME".

Net asset value and market price information regarding the Fund's shares is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S, as well as in other newspapers. All inquiries regarding registered shareholder accounts may be directed to the Fund's transfer agent, dividend paying agent and registrar, State Street Bank and Trust Company, at 800-426-5523.

LIQUIDATION AND DISSOLUTION OF THE FUND

The Fund's Board of Directors, on March 27, 2000, approved a plan of liquidation and dissolution for the Fund. At a special meeting of stockholders held on June 12, 2000, stockholders approved the Plan. Accordingly, the Fund's investment adviser has begun to liquidate the Fund's portfolio. After liquidation, the Fund's affairs will be wound up, and the liquidation proceeds will be distributed pro rata to the Fund's stockholders. Due to the inherent relative illiquidity of the securities in the Fund's portfolio and the markets in which the Fund invests, the distributions to stockholders of their liquidation proceeds will occur in at least two or more stages. It is anticipated that the first distribution will occur approximately during mid-September, 2000, and that the second distribution will occur approximately during mid-March, 2001. However, there may be more than two distributions, and the distributions may occur before or after the approximate dates in the preceding sentence.

The Fund set June 26, 2000 as the Record Date for determining which stockholders will receive liquidation distributions. After the close of the trading day on June 26, 2000, the Fund's shares were delisted from the NYSE and ceased trading.

DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), shareholders whose shares are registered in their own names are deemed to have elected to have all distributions (net of any applicable U.S. withholding tax) reinvested automatically in additional shares of the Fund by State Street Bank and Trust Company (the "Plan Agent") as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by State Street Bank and Trust Company, as dividend paying agent, on or about the date declared by the Board of Directors as the payment date for each such distribution. Shareholders, who do not wish to have distributions automatically reinvested should notify the Fund c/o State Street Bank and Trust Company at P.O. Box 8200, Boston, MA 02266-8200.

ANNUAL MEETING OF STOCKHOLDERS

The Fund's annual meeting of stockholders was held on March 6, 2000. Shareholders voted to: (1) re-elect Albert Francke and Walter M. Noel, Jr. as Class III Directors; (2) ratify the appointment of PricewaterhouseCoopers LLP as the Fund's independent accountant for the fiscal year ending October 31, 2000;
(3) amend the Fund's industry concentration policy to permit the Fund to concentrate in banking stocks; and (4) to adopt a resolution to allow stockholders to realize net asset value for their shares as soon as practicable.

The resulting vote count for each proposal is indicated below:

1.   Election of Directors:

     CLASS III TO SERVE UNTIL YEAR 2003 ANNUAL MEETING
     Albert Francke            For:                 1,865,752
                               Withheld Authority:    684,907
     Walter M. Noel, Jr.       For:                 1,867,266
                               Withheld Authority:    683,393

2.   Ratification of the selection of PricewaterhouseCoopers
     LLP as the independent accountants for the Fund for the
     year ending October 31, 2000:
                               For:                 2,254,808
                               Against:               148,081
                               Abstain:               147,770

3.   Proposal to amend the Fund's industry concentration
     policy to permit the Fund to concentrate in banking
     stocks:
                               For:                 1,963,281
                               Against:               202,364
                               Abstain:               109,201

4.   Stockholder proposal to adopt a resolution to allow
     stockholders to realize net asset value for their shares
     as soon as practicable:
                               For:                 2,088,851
                               Against:               178,609
                               Abstain:                 7,386

REPORT OF THE INVESTMENT ADVISER

Dear Shareholder:

We are pleased to present the semi-annual report of The Foreign & Colonial Emerging Middle East Fund Inc. (the "Fund") for the six months ended April 30, 2000. During the six month period, the Fund's net asset value total return was 24.9% in US $ terms.

EGYPT

An expanded cabinet meeting, attended by President Mubarak, took place at the end of April to discuss economic developments. The primary conclusions were that privatization would be expedited and that the government would repay the arrears it owes to the private sector. This amounts to approximately $7 billion, which the government has begun to repay this at a rate of $730 million per month.

The macro outlook has improved, and the liquidity problems in both the FOREX and local currency market have eased recently. This has resulted in local interest rates declining substantially from a peak of 17%, back in February, to their current level of 11%.

The Egyptian stock market has had a reasonable six months, increasing 7.0% in US$ terms. The main catalyst for the market advance was provided by the post election cabinet reshuffle. Attention, however, remains largely confined to a small number of leading stocks particularly in the telecommunications and bank sectors.

TURKEY

The main threat to the government's survival during the past year occurred recently and arose as a result of the end of President Demirel's term of office. The uncertainty arose from Demirel's desire to continue in office, which required a constitutional change. Demirel's bid was initially supported by Prime Minister Ecevit but not by a sufficient number of Turkish MPs to change the constitution. The confusion was finally cleared when three party coalitions agreed to a compromise candidate, and Turkey's new President, Ahmet Needet Sezer, the Chief Justice of the Constitutional Court, was finally elected earlier in May this year.

Turkey's early progress in economic reform has been impressive and since the start of the year the monthly inflation figure has declined from 5.8% in January to 2.3% in April. The annual rate of Wholesale Price Index started the year at 63%. The government has an ambitious year-end target of 20%, but even a slight reduction would be impressive.

The Turkish stock market has reacted enthusiastically to the government's economic reforms as well as the signing of an IMF stand-by arrangement, causing a 121.7% surge in US$ terms during the past six months. The surge in value was, however, concentrated in the latter part of 1999 with the year-to-date performance of the market generally flat as investors wait for further concrete evidence of reforms.

ISRAEL

General elections in mid-1999 resulted in victory for the Labor party. Ehud Barak, the new Prime Minister, formed a coalition government with a relatively secure parliamentary majority. The key promises of Barak have been on the peace front, in particular with relations to Lebanon, Syria and the Palestinians. Although an agreement has not yet been reached with Syria over the Golan Heights, the much-awaited withdrawal from Lebanon has just been completed.

Bank of Israel Governor, Jacob Frankel, stepped down after eight years in office. Barak appointed David Klein, formerly a director of the central bank, as the new Governor. Following gradual cuts of 190 basis points so far this year, the benchmark interest rate now stands at 9.3%. A strong shekel and benign inflation outlook have encouraged these declines. During the past six months, the economy moved from a state of recession to one of growth, with GDP increasing 4.5% in the first quarter of 2000.

The TA 100 rose 26.7% in US$ terms over the past six months to the end of April 2000. NASDAQ strength, recovering domestic economy and progress on the peace front have been the key drivers.

MOROCCO

In July 1999 King Hassan II died after ruling the country for 38 years. His 36-year-old son, Mohammed VI, succeeded him to the throne. Some signs of progress have since been seen in Moroccan politics, among them the release of the Islamic opposition leader A. Yassine, who was subject to a 10-year detention for his opposition to King Hassan.

Severe drought in recent months has forced a downward revision of 2000 GDP forecasts from 6% to 3%. On the privatization front, a consortium led by J.P. Morgan has been appointed to advise on the sale of Maroc Telecom. Valued at around $5 billion, 30% is expected to be sold to a strategic investor and 20% is to be floated to the public later this year.

On the stock exchange, the Upline index fell 21.5% in US$ terms over the past six months, with the decline driven by drought, delays in the privatization of Maroc Telecom and expensive valuations at the start of the period.

BAHRAIN

The new Amir has initiated efforts for reconciliation, a number of Bahrainis living in exile have been pardoned, and practical measures have been taken to address the issue of unemployment among the majority Shia community.

The strong oil price has been translated to a 1999 budget deficit of just
$200 million (3.4% of GDP), compared to $400 million in 1998. The Bahrain Monetary Authority announced plans to issue Islamic government bonds. These will not pay interest but will be asset-backed against either oil or aluminium, producing returns in line with those commodities.

The BSE lost 7.4% in US$ terms over the past six months with lack of interest and low liquidity being the key characteristics. The formation of an IFC Global index failed to attract additional foreign interest.

TUNISIA

The new president Zine al-Abedine Ben Ali and his party, the Rassemblement Constitutionnel Democratique ("RCD") came to power last October promising an acceleration in the privatization process. A recent government report indicated that foreign investors bought 67% of the assets of Tunisia's privatization program raising a total of $916 million from the sale of 138 firms.

The macroeconomic outlook remains fairly healthy. GDP growth should exceed 6% in 1999 with a similar level targeted for 2000. The budget deficit is expected to reduce slightly from 3.7% in 1999 to 2.8% in 2000.

The Tunisian stock market has had a relatively quiet six months, declining 4.7% in US$. Like several other countries in the region, Tunisia suffered from the lack of foreign involvement in the market.

OMAN

Sultan Qaboos continues his benign monarchy, maintaining popularity with his people. A highlight for the year was the brief visit by U.S. President Bill Clinton, to discuss bilateral relations and political developments in the region.

The 2000 budget is built around the conservative assumption of an average oil price of $14.5 per barrel. Government revenues are projected to rise 37% but spending by just 13%. Thus, the budget deficit will be sharply reduced from the current level of 7% of GDP.

The Muscat General index lost 9.4% in US$ terms over the past six months, on low volumes, uninspired by the strong oil price. Concerns over the impact of recent legislation on the profitability of the banking sector have damaged sentiment in this important sector. As with Bahrain, the formation of an IFC Global index failed to attract the attention of international investors.

JORDAN

The transition of power to King Abdullah following the death of King Hussein has progressed smoothly. The new King has been successful in raising the international profile of Jordan but has been less successful at attracting new capital into the country.

Jordan remains an indirect beneficiary of the higher oil price through its reliance on financial aid from the Gulf. The latest GDP growth estimate for the current year stands at 1.8%. The budget deficit is projected to fall modestly to 7.1% of GDP in 2000, from 7.6% in 1999. There has also been further progress on privatization, with a 40% stake in Jordan Telecom sold to France Telecom for a total of $500 million.

The market lost 7.0% in US$ terms over the past six months through the end of April. Interest in the market remains restricted to regional investors with no catalyst on the horizon to encourage global investors to participate.

LEBANON

The peace process continues to dominate the political scene in Lebanon. Joy at the withdrawal of Israel from southern Lebanon is mitigated by the absence of any signed agreement with Israel. In addition, questions are now being raised about the justification for Syria's presence now that Israel has left the country.

The government has ratified a privatization law. The telecom sector is expected to be the first to be sold, and a total of $5 billion is expected to be raised in privatization revenue over the next five years. Any boost to government income would be welcome, as the country's fiscal position has continued to worsen. The government's year-end target for the budget deficit is 36% of expenditures (the preferred measure) but the most recent numbers for the first quarter show the deficit is running at 52% of expenditures and showing no signs of decline.

On the stock market, there is a lack of interest from both foreign and domestic investors. The performance of the local index has been equally unimpressive falling 5.4% in US$ terms over the past six months amid a continuing climate of investor apathy.

CONCLUSION

We appreciate your interest in the Fund and would be pleased to respond to your questions or comments.

Respectfully,

Jeff Chowdhry/David McIlroy
Co-Portfolio Managers

The Foreign & Colonial
Emerging Middle East Fund Inc.
May 26, 2000

PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 2000
--------------------------------------------------------

EQUITIES--98.12%
-------------------------------------------------------------------

       SHARES                                                                  VALUE
---------------------                                                       -----------
BAHRAIN--7.09%
                        FINANCIAL SERVICES--4.32%
            1,475,500   Bahrain International Bank (a)....................  $   512,721
              766,800   Bahrain Middle East Bank (a)......................      301,033
              500,600   Investcorp Bank (a)...............................    1,581,896
                                                                            -----------
                                                                              2,395,650
                                                                            -----------
                        TELECOMMUNICATIONS--2.77%
              988,200   Bahrain Telecommunications........................    1,533,454
                                                                            -----------
                                                                              3,929,104
                                                                            -----------
EGYPT--33.97%
                        APPAREL & TEXTILES--0.59%
               18,950   Oriental Weavers..................................      325,204
                                                                            -----------
                        BANKING--3.48%
              179,066   Commercial International Bank (CIB)...............    1,928,102
                                                                            -----------
                        CONSTRUCTION--6.48%
              134,375   Orascom Construction (a)..........................    1,845,371
              118,636   Suez Cement (a)...................................    1,553,618
               15,000   Suez Cement - GDR (a) (b).........................      191,250
                                                                            -----------
                                                                              3,590,239
                                                                            -----------
                        FINANCIAL SERVICES--1.41%
              197,288   EFG Hermes Holdings S.A.E - GDR (b)...............      784,220
                                                                            -----------
                        FOOD & BEVERAGE--3.33%
               34,000   Al Ahram Beverage Co. - GDR (a)...................      595,000
               71,420   Al Ahram Beverage Co. - GDR (a) (b)...............    1,249,850
                   25   North Cairo Flour Mills...........................          240
                                                                            -----------
                                                                              1,845,090
                                                                            -----------
                        PHARMACEUTICALS--1.26%
               14,000   Egyptian International Pharmaceuticals (EIPICO)
                          (a).............................................      696,690
                                                                            -----------
                        PROPERTY--0.00%
                   20   Misr for Hotels (Hilton) (a)......................          652
                                                                            -----------
                        TELECOMMUNICATIONS--16.18%
              235,000   Egyptian Mobile Phone Network (a).................    8,958,894
                                                                            -----------
                        TOBACCO--1.24%
               28,400   Eastern Tobacco Co................................      685,154
                                                                            -----------
                                                                             18,814,245
                                                                            -----------
ISRAEL--12.64%
                        BANKING--4.47%
              505,817   Bank Hapoalim Ltd.................................    1,553,625

ISRAEL--(concluded)
SHARES                                                                         VALUE
---------------------                                                       -----------
                        BANKING--(concluded)
              425,000   Bank Leumi Le Israel (a)..........................  $   923,559
                                                                            -----------
                                                                              2,477,184
                                                                            -----------
                        CONGLOMERATES--1.66%
               46,959   CLAL Industries and Investment Ltd. (a)...........      519,294
                7,928   Discount Investment Corporation (a)...............      399,701
                                                                            -----------
                                                                                918,995
                                                                            -----------
                        GENERAL MANUFACTURING--0.94%
                5,133   Property and Building Corporation Ltd. (a)........      523,546
                                                                            -----------
                        PHARMACEUTICALS--3.85%
               48,408   Teva Pharmaceuticals - ADR........................    2,129,952
                                                                            -----------
                        TELECOMMUNICATIONS--1.72%
               84,168   Bezeq Israeli Telecom Corporation.................      446,635
                7,700   Nice Systems Ltd. - ADR (a).......................      503,869
                                                                            -----------
                                                                                950,504
                                                                            -----------
                                                                              7,000,181
                                                                            -----------
JORDAN--5.99%
                        BANKING--3.42%
                8,000   Arab Bank.........................................    1,892,958
                                                                            -----------
                        CHEMICALS--1.83%
              210,000   Arab Potash (a)...................................    1,017,465
                                                                            -----------
                        PROPERTY--0.74%
              241,600   Zara Investments (a)..............................      408,338
                                                                            -----------
                                                                              3,318,761
                                                                            -----------
LEBANON--2.37%
                        BANKING--1.77%
               50,000   Banque Audi SAL - GDR.............................      980,000
                                                                            -----------
                        CONGLOMERATES--0.40%
               40,000   Lebanon Holdings (a) (c)..........................      220,000
                                                                            -----------
                        CONSTRUCTION--0.20%
              267,793   Societe Des Ciments Libanais (a)..................      109,795
                                                                            -----------
                                                                              1,309,795
                                                                            -----------
MOROCCO--5.06%
                        BANKING--1.30%
                9,000   Wafabank (a)......................................      718,035
                                                                            -----------

MOROCCO--(concluded)
SHARES                                                                         VALUE
---------------------                                                       -----------
                        CONGLOMERATES--1.58%
                8,400   Omnium Nord Africain (a)..........................  $   873,175
                                                                            -----------
                        CONSTRUCTION--0.81%
                5,000   Cimenterie de l'Oriental (CIOR) (a)...............      449,763
                                                                            -----------
                        FOOD & BEVERAGE--1.23%
                5,400   Branoma...........................................      452,488
                1,500   Brasseries du Maroc (BDM) (a).....................      228,847
                                                                            -----------
                                                                                681,335
                                                                            -----------
                        PROPERTY--0.14%
                9,875   Credit Immobilier et Hotelier (CIH) (a)...........       80,167
                                                                            -----------
                                                                              2,802,475
                                                                            -----------
OMAN--3.84%
                        BANKING--3.84%
              153,900   Commercial Bank of Oman (a).......................      819,467
               97,440   National Bank of Oman (a).........................      873,164
               80,600   Oman International Bank (a).......................      433,356
                                                                            -----------
                                                                              2,125,987
                                                                            -----------
TUNISIA--4.48%
                        BANKING--3.77%
               90,000   Banque Internationale Arabe de Tunisie (a)........    1,587,174
               12,499   Banque Internationale Arabe de Tunisie - GDR
                          (a).............................................      104,682
               22,500   Banque Internationale Arabe de Tunisie - Rights
                          (a).............................................      396,794
                                                                            -----------
                                                                              2,088,650
                                                                            -----------
                        FINANCIAL SERVICES--0.71%
               12,000   Tunisie Leasing (a)...............................      394,389
                                                                            -----------
                                                                              2,483,039
                                                                            -----------
TURKEY--22.68%
                        BANKING--9.73%
           44,740,560   Turkiye Is Bankasi (C Shares) (a).................    2,451,277
           92,058,720   Yapi Kredi Bankasi (a)............................    2,935,930
                                                                            -----------
                                                                              5,387,207
                                                                            -----------
                        CONGLOMERATES--5.46%
           14,859,000   Dogan Holding (a).................................      461,731
          158,400,000   Haci Omer Sabanci Holdings S.A.E..................    2,564,700
                                                                            -----------
                                                                              3,026,431
                                                                            -----------
                        CONSUMER DURABLES--2.60%
           16,900,000   Arcelik (a).......................................    1,437,263
                                                                            -----------

TURKEY--(concluded)
SHARES                                                                         VALUE
---------------------                                                       -----------
                        ELECTRONICS--2.72%
            4,000,000   Vestel Electronic (a).............................  $ 1,504,645
                                                                            -----------
                        GENERAL MANUFACTURING--2.17%
            6,000,000   Koc Holdings (a)..................................    1,202,080
                                                                            -----------
                                                                             12,557,626
                                                                            -----------

TOTAL EQUITIES (cost $40,584,182)--98.12%.................................   54,341,213
                                                                            -----------
---------------------------------------------------------------------------------------
                                                            REPURCHASE AGREEMENT--1.49%
---------------------------------------------------------------------------------------

      PRINCIPAL
       AMOUNT
        (000)
---------------------
US$824                  Agreement with State Street Bank and Trust Co.,
                          3.50% dated 4/28/00 to be repurchased 5/01/00 in
                          the amount of $824,240 collateralized by
                          $855,000 Federal National Mortgage Association,
                          zero coupon due 6/29/00 (cost $824,000).........      824,000
                                                                            -----------

TOTAL INVESTMENTS (cost $41,408,182)--99.61%..............................   55,165,213
Other assets in excess of liabilities--0.39%..............................      214,344
                                                                            -----------
NET ASSETS (applicable to 2,807,169 shares; equivalent to $19.73 per share)--100.00%.........................................................  $55,379,557
                                                                            ===========

------------

       (a)  Non-income producing security.
       (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically to qualified institutional buyers. These securities total $2,225,320 or 4.02% of net assets.
       (c) Fair valued security totalling $220,000 or 0.40% of net assets. ADR -- American Depositary Receipt
    GDR --  Global Depositary Receipt

                 See accompanying notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                                             APRIL 30, 2000
                                                             ---------------
ASSETS
Investments in securities, at value (cost $41,408,182).....    $55,165,213
Cash (including foreign currency of $451,324 with a cost of
 $451,709).................................................        451,556
Dividends and interest receivable..........................         66,657
Prepaid expenses...........................................         22,319
                                                               -----------
      Total assets.........................................     55,705,745
                                                               -----------

LIABILITIES
Investment advisory fee payable............................         57,587
Administration fee payable.................................         10,246
Accrued expenses and other liabilities.....................        258,355
                                                               -----------
      Total liabilities....................................        326,188
                                                               -----------

NET ASSETS
Common stock, $0.001 par value; 2,807,169 shares issued and
 outstanding (100,000,000 shares authorized)...............          2,807
Additional paid-in capital.................................     37,080,728
Accumulated net investment loss............................       (904,371)
Accumulated net realized gain..............................      5,443,790
Net unrealized appreciation of investments and other assets
 and liabilities denominated in foreign currency...........     13,756,603
                                                               -----------
      Net assets applicable to shares outstanding..........    $55,379,557
                                                               ===========
NET ASSET VALUE PER SHARE..................................         $19.73
                                                               ===========

                 See accompanying notes to financial statements

STATEMENT OF OPERATIONS (UNAUDITED)

                                                                FOR THE
                                                               SIX MONTHS
                                                                 ENDED
                                                             APRIL 30, 2000
                                                             --------------
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $19,610)....   $   497,801
Interest...................................................        52,356
                                                              -----------
                                                                  550,157
                                                              -----------

EXPENSES
Investment advisory fees...................................       356,303
Legal and audit fees.......................................       165,417
Custody and accounting fees................................       134,697
Directors' fees and expenses...............................        64,418
Administration fees........................................        62,158
Shareholder reports expense................................        21,952
Insurance expense..........................................        18,919
New York Stock Exchange listing fee........................         8,096
Transfer agent fees and expenses...........................         7,754
Amortization of organizational expenses....................         1,621
Other expenses.............................................        10,333
                                                              -----------
Total expenses.............................................       851,668
                                                              -----------
Net investment loss........................................      (301,511)
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
  Investments..............................................     5,694,513
  Foreign currency transactions............................       (72,507)
Net change in unrealized appreciation/depreciation of:
  Investments..............................................     6,629,316
  Other assets and liabilities denominated in foreign
    currency...............................................        (3,504)
                                                              -----------
Net realized and unrealized gain on investments and
 foreign currency transactions.............................    12,247,818
                                                              -----------

NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS......   $11,946,307
                                                              ===========

                 See accompanying notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS

                                                      FOR THE
                                                     SIX MONTHS
                                                       ENDED          FOR THE YEAR
                                                   APRIL 30, 2000        ENDED
                                                    (UNAUDITED)     OCTOBER 31, 1999
                                                   --------------   ----------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss).....................    $  (301,511)     $   162,521
Net realized gain on investments and foreign
 currency transactions...........................      5,622,006        4,653,305
Net change in unrealized
 appreciation/depreciation of investments and
 other assets and liabilities denominated in
 foreign currency................................      6,625,812       (1,572,502)
                                                     -----------      -----------
Total income from investment operations..........     11,946,307        3,243,324
                                                     -----------      -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
In excess of net investment income...............        (19,650)        --
From net realized gain on investments............     (4,590,002)      (1,538,329)
                                                     -----------      -----------
Total dividends and distributions................     (4,609,652)      (1,538,329)
                                                     -----------      -----------
Net increase in net assets.......................      7,336,655        1,704,995

NET ASSETS
Beginning of period..............................     48,042,902       46,337,907
                                                     -----------      -----------
End of period....................................    $55,379,557      $48,042,902
                                                     ===========      ===========

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
APRIL 30, 2000

NOTE 1  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Foreign & Colonial Emerging Middle East Fund, Inc. (the "Fund") was incorporated in the State of Maryland on July 29, 1994, as a non-diversified, closed-end management investment company. Prior to commencing operations on November 4, 1994, the Fund had no operations other than the sale to Foreign & Colonial Emerging Markets Limited (the "Investment Adviser") of 7,169 shares of common stock for $100,008 on October 25, 1994. Organizational costs have been fully amortized.

The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

VALUATION OF INVESTMENTS--Portfolio securities for which market quotations are readily available are valued at the last sale price prior to the time of determination if there was a sale on the date of determination or if there was no sale on such day, at the mean between the last current bid and asked prices, or if there was no asked price, the bid price. Securities for which reliable market quotations or pricing services are not readily available are valued at fair value using methods determined in good faith by, or under procedures established by the Fund's Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase is greater than 60 days.

REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from investments and foreign currency transactions are determined on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends which are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends.

FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing rates of exchange on the valuation date; (2) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period end exchange rates is reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income or net realized capital gain for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized gain on investments. To the extent they exceed net investment income or net realized capital gain for tax purposes, they are reported as distributions of additional paid-in capital.

U.S. FEDERAL INCOME TAXES--The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its net investment income, capital gains and certain other amounts, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

FOREIGN TAXES--The Fund may be subject to certain taxes on dividends, capital gains and other income imposed by the foreign countries in which it invests. Withholding taxes on foreign dividends and interest have been provided for in accordance with the applicable tax requirements.

NOTE 2  INVESTMENT ADVISER AND ADMINISTRATOR

The Investment Adviser provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement. As compensation for its services, the Investment Adviser is paid a monthly fee at the annual rate of 1.25% of the value of the Fund's average weekly net assets.

Mitchell Hutchins Asset Management Inc. (the "Administrator"), a wholly-owned subsidiary of PaineWebber, Inc., provides administrative services to the Fund under an Administration Agreement. As compensation for its services, the Administrator is paid a monthly fee at the annual rate of 0.15% of the value of the Fund's average weekly net assets, subject to a minimum annual fee of $125,000.

NOTE 3  INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at April 30, 2000 was substantially the same as the cost of securities for financial statement purposes. Accordingly, net unrealized appreciation of investments of $13,757,031 was comprised of gross appreciation of $16,558,810 for those investments having an excess of value over cost and gross depreciation of $2,801,779 for those investments having an excess of cost over value.

For the six months ended April 30, 2000, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $9,945,363 and $14,031,650, respectively.

NOTE 4  CONCENTRATION OF RISK

Investment in Middle East issuers involves certain risks and special considerations which are not typically associated with investing in securities issued by U.S. or Western European companies or governments, as a result of, among other things, future political and economic developments and the level of governmental supervision and regulation of the securities markets. In particular, securities markets and currencies of many Middle East countries, similar to those of other emerging market countries, have been subject to substantial price volatility and sudden market declines. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

NOTE 5  CAPITAL STOCK

There were no transactions in common stock for the six months ended April 30, 2000 or for the year ended October 31, 1999.

At April 30, 2000, The Foreign & Colonial Emerging Markets Investment Trust, The Global Emerging Markets Ex-Pacific Asia Fund and The Global Emerging Markets Investment Co., each of whom are deemed to be affiliates of the Investment Adviser under U.S. securities laws, owned 84,215, 9,197 and 2,886 shares, respectively, of the Fund.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each period is presented below.

                               FOR THE                                                                           FOR THE PERIOD
                              SIX MONTHS                                                                        NOVEMBER 4, 1994*
                                ENDED                        FOR THE YEARS ENDED OCTOBER 31,                         THROUGH
                            APRIL 30, 2000  ------------------------------------------------------------------     OCTOBER 31,
                             (UNAUDITED)         1999             1998             1997             1996              1995
                            --------------  ---------------  ---------------  ---------------  ---------------  -----------------
Net asset value, beginning
  of period...............     $ 17.11          $ 16.51          $ 21.50          $ 15.37          $ 13.45           $ 14.04**
                               -------          -------          -------          -------          -------           -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS
Net investment income
  (loss)..................       (0.11)            0.06             0.06             0.01            (0.03)             0.02
Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions............        4.37             1.09            (3.78)            6.33             1.95             (0.06)
                               -------          -------          -------          -------          -------           -------
    Total from investment
      operations..........        4.26             1.15            (3.72)            6.34             1.92             (0.04)
                               -------          -------          -------          -------          -------           -------
DIVIDENDS AND
  DISTRIBUTIONS
  TO SHAREHOLDERS
In excess of net
  investment income.......       (0.01)         --                 (0.23)         --               --                --
From net realized gain on
  investments.............       (1.63)           (0.55)           (1.04)           (0.21)         --                --
                               -------          -------          -------          -------          -------           -------
    Total dividends and
      distributions.......       (1.64)           (0.55)           (1.27)           (0.21)         --                --
                               -------          -------          -------          -------          -------           -------
CAPITAL SHARE TRANSACTIONS
Offering costs charged to
  additional paid-in
  capital.................      --              --               --               --               --                  (0.55)
                               -------          -------          -------          -------          -------           -------
Net asset value, end of
  period..................     $ 19.73          $ 17.11          $ 16.51          $ 21.50          $ 15.37           $ 13.45
                               =======          =======          =======          =======          =======           =======
Market value, end of
  period..................     $ 17.75          $ 13.25          $13.375          $ 17.75          $12.375           $ 11.00
                               =======          =======          =======          =======          =======           =======
Total investment return
  (a).....................       45.15%            3.23%          (19.01)%          45.46%           12.50%           (21.65)%
                               =======          =======          =======          =======          =======           =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (in thousands)..........     $55,380          $48,043          $46,338          $60,366          $43,157           $37,756
Ratio of expenses to
  average net assets......        2.99%(b)         3.50%            2.91%            2.89%(c)         3.16%(c)          2.99%(b)(d)
Ratio of net investment
  income (loss) to average
  net assets..............       (1.06)%(b)        0.34%            0.29%            0.06%(c)        (0.23)%(c)         0.13%(b)(d)
Portfolio turnover........          18%              94%              45%              57%              30%               19%

-----------------

*     Commencement of operations.
** Initial public offering price of $15.00 per share less an average underwriting discount of $0.96 per share.
(a) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day, and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions. Total investment returns for periods of less than one year are not annualized.
(b)   Annualized.
(c) The Administrator waived a portion of its fees during the years ended October 31, 1997 and 1996. If such waivers had not been made, the ratio of expenses to average net assets would have been 2.92% and 3.25%, respectively, and the ratio of net investment income (loss) to average net assets would have been 0.03% and (0.32)%, respectively.
(d) The Investment Adviser and Administrator waived a portion of their fees during the period. If such waivers had not been made, the ratio of expenses to average net assets would have been 3.11% and the ratio of net investment income to average net assets would have been 0.01%.

CORPORATE INFORMATION

DIRECTORS
Fred Arthur Rank Packard, Chairman
Bassam Aburdene
Abdulwahab Al-Mulla
Karen J. Clarke
Albert Francke
Walter M. Noel, Jr.
David C. Patterson

OFFICERS

Karen J. Clarke           President, Treasurer & Secretary
Arnab Banerji             Executive Vice President
Jeffrey Chowdhry          Executive Vice President
David McIlroy             Vice President

INVESTMENT ADVISER
Foreign & Colonial Emerging Markets Limited
Exchange House, 8th Floor
Primrose Street
London, England EC2A 2NY

ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, NY 10019

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

                                                                          [LOGO]

THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND WITHOUT EXAMINATION BY INDEPENDENT ACCOUNTANTS, WHO DO NOT EXPRESS AN OPINION THEREON.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET.

FC00S

The Foreign & Colonial Emerging Middle East Fund, Inc.
51 West 52nd Street
New York, NY 10019
Telephone: 201-318-4150
Fax: 201-533-2847

Foreign & Colonial Emerging Markets Limited
Exchange House, 8th Floor
Primrose Street
London, England EC2A 2NY
Telephone: 44-207-628-1234
Fax: 44-207-628-2281

[LOGO]
FOREIGN & COLONIAL EMERGING MARKETS LIMITED